Exhibit 99.1

Zeta Global Increases 2025 and 2026 Guidance following the Completion of the Marigold Acquisition

NEW YORK—November 24, 2025—Zeta Global (NYSE: ZETA), the AI marketing cloud, today announced it has increased 2025 and 2026 guidance following the completion of its acquisition of Marigold’s enterprise software business, including Marigold Loyalty, Cheetah Digital, Selligent, Sailthru, Liveclicker, and Grow.

The addition of Marigold’s enterprise technologies, customer base, and team expands Zeta’s global footprint and enhances the capabilities of the Zeta Marketing Platform. The acquisition strengthens Zeta’s AI-powered offering across loyalty, omni-channel engagement, and personalization, while increasing its penetration among Fortune 500 brands and subscription revenue streams.

“This acquisition is a powerful step forward for Zeta,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta Global. “It’s a true 1+1=4 opportunity. By combining Marigold’s enterprise loyalty capabilities with Zeta’s AI and data-driven platform, we believe we can unlock even greater value for our clients, increasing ROI from 6x to more than 10x over time. Together, we are well positioned to deliver unmatched scale, intelligence, and performance to the world’s leading brands.”

Zeta acquired Marigold’s enterprise software business for aggregate consideration of up to $325 million, subject to customary adjustments. The transaction proceeds consist of (i) $100 million of cash and 5,329,070 newly issued shares of Class A common stock of Zeta, par value $0.001 per share (“Zeta Stock”), delivered at the Closing and (ii) seller notes (the “Seller Notes”) that are payable within three months of Closing for an aggregate amount equal to up to $125 million (up to $50 million of which will be paid in cash, with the remaining $75 million paid, at Zeta’s election, in cash or newly issued shares of Zeta Stock).

Guidance*:

Fourth Quarter 2025

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Increasing revenue guidance to a range of $378.8 million to $381.8 million, which includes $15.8 million from Marigold’s enterprise software business and $363.0 million to $366.0 million from Zeta (unchanged from the third quarter 2025 earnings release). The revised guidance represents a year-over-year growth rate of 20% to 21%, and 23% to 24% when excluding political candidate, LiveIntent, and Marigold revenue.
•
Increasing adjusted EBITDA guidance to a range of $90.7 million to $91.5 million, up $1 million at the midpoint from the prior guidance of $89.7 million to $90.5 million. The revised guidance represents a year-over-year growth rate of 29% to 30% and an adjusted EBITDA margin of 23.8% to 24.2%.

•
Maintaining fourth quarter free cash flow guidance of $48.5 million, representing a year-over-year growth rate of 53%, conversion of 53%, and margin of 13%.

Full Year 2025

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Increasing revenue guidance to a range of $1,289 million to $1,292 million, which includes $15.8 million from Marigold’s enterprise software business and $1,273 million to $1,276 million from Zeta (unchanged from the third quarter 2025 earnings release). Revised guidance represents a year-over-year growth rate of 28%, and 26% when excluding political candidate, LiveIntent, and Marigold revenue.
•
Increasing adjusted EBITDA to a range of $274.2 million to $275.1 million, up $1 million at the midpoint from the prior guidance of $273.7 million. Revised guidance represents a year-over-year growth rate of 42% to 43% and an adjusted EBITDA margin of 21.2% to 21.3%.
•
Maintaining free cash flow guidance range of $156.9 million to $157.9 million, representing a year-over-year growth rate of 70% to 71% and a free cash flow margin of 12.1% to 12.2%.

First Quarter 2026

•
Increasing revenue guidance to $362.0 million, which includes $47.5 million from Marigold’s enterprise software business and $314.5 million from Zeta (unchanged from the third quarter 2025 earnings materials). The revised guidance represents a year-over-year growth rate of 37%.
•
Increasing adjusted EBITDA guidance to $60.0 million, up $4 million from the prior guidance of $56.0 million. The revised guidance represents a year-over-year growth rate of 28% and an adjusted EBITDA margin of 16.6%.

Full Year 2026

•
Increasing revenue guidance to at least $1,730 million, which includes at least $190 million from Marigold’s enterprise software business and $1,540 million from Zeta (unchanged from the third quarter 2025 earnings release). Revised guidance represents a year-over-year growth rate of 34%, and 20% when excluding political candidate and Marigold revenue.
•
Increasing adjusted EBITDA to $385.4 million, up $31.4 million from the prior guidance of $354.0 million. Revised guidance represents a year-over-year growth rate of 40% and an adjusted EBITDA margin of 22.3%.

•
Increasing free cash flow guidance to $224.0 million, up $15 million from the prior guidance of $209.0 million. Revised guidance represents a year-over-year growth rate of 42% and a free cash flow margin of 12.9%.

* This press release does not include a reconciliation of forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin to forward-looking GAAP net income (loss), net income (loss) margin, net cash provided by operating activities, or net cash provided by operating activities margin, respectively, because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

2025 Guidance

	4Q'25 Guidance Midpoint	FY'25 Guidance Midpoint
Zeta Rev excluding Marigold & LiveIntent	$340.5M	$1,190.4M
% Ex LiveIntent, Marigold & Political Candidate Growth Y/Y	23%	26%
LiveIntent Revenue	$24.0M	$84.1M
Marigold Revenue	$15.8M	$15.8M
Total Zeta Revenue	$380.3M	$1,290.4M
% Growth Y/Y	21%	28%
Adjusted EBITDA	$91.1M	$274.7M
% Growth Y/Y	29%	42%
Adjusted EBITDA Margin	24.0%	21.3%
BPS Change Y/Y	160 BPS	210 BPS
Free Cash Flow	$48.5M	$157.4M
FCF Growth	53%	70%
Free Cash Flow Margin	12.8%	12.2%

2026 Guidance

	1Q'26 Guidance	FY'26 Guidance
Zeta Rev excluding Marigold & Political Candidate	$314.5M	$1,525.0M
% Ex Marigold & Political Candidate Growth Y/Y	19%	20%
Marigold Revenue	$47.5M	At least $190.0M
Political Candidate Revenue	$0	$15.0
Total Zeta Revenue	$362.0M	At least $1,730.0M
% Growth Y/Y	37%	34%
Adjusted EBITDA	$60.0M	$385.4M
% Growth Y/Y	28%	40%
Adjusted EBITDA Margin	16.6%	22.3%
BPS Change Y/Y	(110) BPS	100 BPS
Free Cash Flow	NA	$224.0M
FCF Growth	NA	42%
Free Cash Flow Margin	NA	12.9%

About Zeta Global
Zeta Global (NYSE: ZETA) is the AI Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements
This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation

Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about the expected benefits of the Marigold acquisition and our fourth quarter and full year 2025 and first quarter and full year 2026 guidance, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results.

The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: our ability to achieve the expected benefits of the Marigold acquisition; global supply chain disruptions; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond Zeta’s control; increases in our borrowing costs as a result of changes in interest rates and other factors; the impact of inflation, tariffs and changes in global trade policies on us and on our customers; potential fluctuations in our operating results, which could make our future operating results difficult to predict; underlying circumstances, including cash flows, cash position, financial performance, market conditions and potential acquisitions; prevailing stock prices, general economic and market condition; the impact of future pandemics, epidemics and other health crises on the global economy, our customers, employees and business; domestic and international political and geopolitical conditions or uncertainty, including political or civil unrest or changes in trade policy; our ability to innovate and make the right investment decisions in our product offerings and platform; the impact of new generative AI capabilities and the proliferation of AI on our business; our ability to attract and retain customers, including our scaled and super-scaled customers; our ability to manage our growth effectively; our ability to identify and integrate acquisitions or strategic investments, including the Marigold acquisition; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The fourth quarter and full year 2025 and first quarter and full year 2026 guidance provided herein are based on Zeta’s current estimates and assumptions and are not a guarantee of future performance. The guidance is subject to significant risks and uncertainties, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission (“SEC”), that could cause actual results to differ materially. There can be no assurance that the Company will achieve the results expressed by this guidance.

Contacts
Investor Relations
Matt Pfau
ir@zetaglobal.com

Press
Candace Dean
press@zetaglobal.com